EXHIBIT 99.6

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

Asset Backed Certificates
IXIS
2005-HE4

XS includes any Net Swap Payments received and subtracts any Net Swap Payment owed

-------------------------------------------------------------------------------------------
     Forward + 100
-------------------------------------------------------------------------------------------
Per           Date       Coll_Bal           XS_Interest    1mLIBOR    6mLIBOR   XS as %
            1 12/25/2005     847,893,114.14     596,209.36     4.0375    4.3700      0.84% *Prefund
            2  1/25/2006     830,464,245.36     928,358.24     5.1991    5.4478      1.34% *Prefund
            3  2/25/2006     812,168,013.53   1,202,469.04     5.2852    5.5220      1.78% *Prefund
            4  3/25/2006     793,018,474.95   1,514,197.41     5.3991    5.5729      2.29%
            5  4/25/2006     773,029,695.54   1,427,447.62     5.5079    5.6085      2.22%
            6  5/25/2006     753,441,630.79   1,396,237.19     5.4967    5.6317      2.22%
            7  6/25/2006     734,242,842.92   1,333,366.05     5.5618    5.6536      2.18%
            8  7/25/2006     715,422,666.37   1,302,437.28     5.6317    5.6618      2.18%
            9  8/25/2006     696,971,181.09   1,244,723.47     5.5818    5.6591      2.14%
           10  9/25/2006     678,879,211.04   1,204,901.08     5.6029    5.6637      2.13%
           11 10/25/2006     661,138,864.53   1,181,915.60     5.6443    5.6644      2.15%
           12 11/25/2006     643,741,861.22   1,122,830.27     5.6260    5.6594      2.09%
           13 12/25/2006     626,689,423.97   1,108,039.44     5.6099    5.6558      2.12%
           14  1/25/2007     609,981,998.00   1,047,324.18     5.6175    5.6488      2.06%
           15  2/25/2007     593,696,975.12   1,011,730.89     5.6080    5.6418      2.04%
           16  3/25/2007     577,833,672.99   1,051,315.39     5.6067    5.6378      2.18%
           17  4/25/2007     562,387,950.19     943,340.70     5.6205    5.6332      2.01%
           18  5/25/2007     547,354,658.42     937,481.72     5.6035    5.6284      2.06%
           19  6/25/2007     532,722,983.81     882,485.33     5.5694    5.6259      1.99%
           20  7/25/2007     518,482,194.21     889,153.96     5.5753    5.6302      2.06%
           21  8/25/2007     504,614,825.78     954,772.85     5.5862    5.6343      2.27%
           22  9/25/2007     491,117,544.37   1,271,304.56     5.5804    5.6393      3.11%
           23 10/25/2007     478,042,662.77   1,324,959.72     5.5853    5.6464      3.33%
           24 11/25/2007     465,321,090.87   1,260,257.12     5.5905    5.6525      3.25%
           25 12/25/2007     452,942,370.94   1,307,702.74     5.5934    5.6582      3.46%
           26  1/25/2008     440,897,267.10   1,221,324.54     5.6013    5.6630      3.32%
           27  2/25/2008     429,174,078.64   1,240,919.87     5.6137    5.6675      3.47%
           28  3/25/2008     417,762,546.95   1,511,608.01     5.6223    5.6704      4.34%
           29  4/25/2008     406,672,583.61   1,383,126.64     5.6243    5.6732      4.08%
           30  5/25/2008     395,878,876.70   1,417,450.71     5.6229    5.6770      4.30%
           31  6/25/2008     385,372,860.09   1,340,382.44     5.6226    5.6811      4.17%
           32  7/25/2008     375,146,863.81   1,361,424.75     5.6264    5.6870      4.35%
           33  8/25/2008     365,192,961.74   1,351,059.13     5.6322    5.6934      4.44%
           34  9/25/2008     355,506,988.34   1,357,867.68     5.6383    5.7012      4.58%
           35 10/25/2008     346,082,167.17   1,379,433.94     5.6437    5.7094      4.78%
           36 11/25/2008     336,907,319.42   1,301,106.08     5.6487    5.7165      4.63%
           37 12/25/2008     327,976,114.26   6,967,110.82     5.6562    5.7239     25.49%
           38  1/25/2009     319,281,806.82   1,667,294.79     5.6655    5.7292      6.27%
           39  2/25/2009     310,817,836.43   1,644,493.44     5.6766    5.7338      6.35%
           40  3/25/2009     302,579,209.10   1,744,999.82     5.6859    5.7374      6.92%
           41  4/25/2009     294,559,728.91   1,569,851.93     5.6915    5.7413      6.40%
           42  5/25/2009     286,752,904.08   1,572,552.57     5.6907    5.7459      6.58%
           43  6/25/2009     279,152,968.49   1,490,283.00     5.6881    5.7508      6.41%
           44  7/25/2009     271,754,353.70   1,490,274.31     5.6912    5.7581      6.58%
           45  8/25/2009     264,551,686.47   1,422,568.33     5.6992    5.7653      6.45%
           46  9/25/2009     257,540,235.63   1,387,867.20     5.7080    5.7726      6.47%
           47 10/25/2009     250,714,780.49   1,388,263.64     5.7144    5.7792      6.64%
           48 11/25/2009     244,070,136.13   1,314,110.57     5.7213    5.7844      6.46%
           49 12/25/2009     237,601,468.44   1,312,904.47     5.7292    5.7907      6.63%
           50  1/25/2010     231,304,078.25   1,241,648.98     5.7353    5.7961      6.44%
           51  2/25/2010     225,173,420.49   1,208,265.24     5.7410    5.8018      6.44%
           52  3/25/2010     219,205,074.04   1,276,542.16     5.7464    5.8070      6.99%
           53  4/25/2010     213,394,988.69   1,144,950.56     5.7506    5.8125      6.44%
           54  5/25/2010     207,738,721.44   1,144,535.52     5.7567    5.8188      6.61%
           55  6/25/2010     202,232,190.66   1,062,770.38     5.7617    5.8241      6.31%
           56  7/25/2010     196,871,387.37   1,068,816.53     5.7674    5.8300      6.51%
           57  8/25/2010     191,651,501.48   1,010,431.69     5.7725    5.8353      6.33%
           58  9/25/2010     186,554,127.50     985,422.14     5.7783    5.8412      6.34%
           59 10/25/2010     181,585,878.24     988,828.75     5.7839    5.8470      6.53%
           60 11/25/2010     176,747,771.59     932,370.47     5.7891    5.8514      6.33%
           61 12/25/2010     172,036,667.00     935,145.41     5.7950    5.8574      6.52%
           62  1/25/2011     167,450,313.68     882,338.01     5.8002    5.8626      6.32%
           63  2/25/2011     162,985,914.73     858,900.85     5.8061    5.8684      6.32%
           64  3/25/2011     158,640,236.88     916,516.84     5.8116    5.8736      6.93%
           65  4/25/2011     154,410,218.68     814,213.26     5.8159    5.8791      6.33%
           66  5/25/2011     150,292,580.04     816,748.90     5.8221    5.8852      6.52%
           67  6/25/2011     146,284,322.31     769,722.29     5.8271    5.8902      6.31%
           68  7/25/2011     142,382,531.75     772,971.12     5.8327    5.8958      6.51%
           69  8/25/2011     138,584,488.41     729,114.97     5.8376    5.9007      6.31%
           70  9/25/2011     134,887,416.68     710,525.04     5.8431    5.9061      6.32%
           71 10/25/2011     131,288,739.28     713,014.65     5.8483    5.9112      6.52%
           72 11/25/2011     127,785,667.12     671,912.04     5.8530    5.9155      6.31%
           73 12/25/2011     124,375,649.01     674,163.12     5.8584    5.9207      6.50%
           74  1/25/2012     121,056,209.68     635,187.73     5.8629    5.9252      6.30%
           75  2/25/2012     117,824,945.59     617,987.96     5.8681    5.9303      6.29%
           76  3/25/2012     114,679,570.08     640,647.49     5.8730    5.9346      6.70%
           77  4/25/2012     111,617,885.72     585,455.64     5.8769    5.9393      6.29%
           78  5/25/2012     108,637,538.83     587,557.65     5.8821    5.9444      6.49%
           79  6/25/2012     105,736,368.06     553,484.82     5.8864    5.9485      6.28%
           80  7/25/2012     102,912,268.12     555,511.21     5.8911    5.9531      6.48%
           81  8/25/2012     100,163,192.36     523,576.78     5.8952    5.9570      6.27%
           82  9/25/2012      97,487,194.24     509,975.99     5.8998    5.9615      6.28%
           83 10/25/2012      94,882,404.86     511,977.79     5.9040    5.9657      6.48%
           84 11/25/2012      92,346,825.08     482,245.57     5.9077    5.9687      6.27%
           85 12/25/2012      89,878,615.31     484,117.34     5.9121    5.9732      6.46%
           86  1/25/2013      87,475,985.47     455,921.12     5.9157    5.9770      6.25%
           87  2/25/2013      85,137,194.25     443,535.86     5.9201    5.9816      6.25%
           88  3/25/2013      82,860,584.08     451,539.91     5.9242    5.9855      6.54%
           89  4/25/2013      80,644,558.75     394,564.43     5.9272    5.9899      5.87%
           90  5/25/2013      78,487,425.69     285,428.36     5.9322    5.9952      4.36%
           91  6/25/2013      76,387,621.60     264,757.40     5.9361    5.9993      4.16%
           92  7/25/2013      74,343,622.84     271,643.35     5.9407    6.0042      4.38%
           93  8/25/2013      72,353,948.09     252,371.22     5.9447    6.0085      4.19%
           94  9/25/2013      70,417,190.46     246,988.85     5.9494    6.0135      4.21%
           95 10/25/2013      68,532,003.37     253,313.44     5.9540    6.0183      4.44%
           96 11/25/2013      66,696,931.84     235,418.00     5.9582    6.0219      4.24%
           97 12/25/2013      64,910,643.90     241,321.42     5.9631    6.0271      4.46%
           98  1/25/2014      63,171,843.43     224,409.73     5.9674    6.0318      4.26%
           99  2/25/2014      61,479,269.64     219,338.00     5.9725    6.0372      4.28%
          100  3/25/2014      59,831,728.47     246,333.61     5.9775    6.0420      4.94%
          101  4/25/2014      58,228,074.53     209,873.79     5.9812    6.0474      4.33%
          102  5/25/2014      56,667,066.43     214,799.47     5.9871    6.0536      4.55%
          103  6/25/2014      55,147,572.01     199,946.06     5.9918    6.0587      4.35%
          104  7/25/2014      53,668,487.59     204,431.16     5.9974    6.0647      4.57%
          105  8/25/2014      52,228,740.40     190,621.68     6.0023    6.0700      4.38%
          106  9/25/2014      50,827,318.78     186,632.67     6.0081    6.0761      4.41%
          107 10/25/2014      49,463,259.23     190,758.14     6.0136    6.0822      4.63%
          108 11/25/2014      48,135,489.94     177,903.96     6.0189    6.0869      4.44%
          109 12/25/2014      46,843,046.06     181,732.97     6.0250    6.0935      4.66%
          110  1/25/2015      45,584,988.60     169,553.95     6.0305    6.0994      4.46%
          111  2/25/2015      44,360,404.34     165,683.02     6.0368    6.1062      4.48%
          112  3/25/2015      43,168,436.21     184,367.33     6.0430    6.1124      5.13%
          113  4/25/2015      42,008,267.08     158,485.35     6.0480    6.1193      4.53%
          114  5/25/2015      40,878,978.50     161,672.72     6.0552    6.1270      4.75%
          115  6/25/2015      39,779,750.30     151,107.23     6.0614    6.1337      4.56%
          116  7/25/2015      38,709,782.71     154,082.21     6.0684    6.1413      4.78%
          117  8/25/2015      37,668,298.63     144,314.99     6.0748    6.1482      4.60%
          118  9/25/2015      36,654,718.67     141,501.17     6.0821    6.1560      4.63%
          119 10/25/2015      35,667,923.14     144,212.62     6.0894    6.1635      4.85%
          120 11/25/2015      34,707,404.68     135,070.16     6.0963    6.1700      4.67%
          121 12/25/2015      33,772,498.37     137,554.27     6.1041    6.1777      4.89%
          122  1/25/2016      32,862,477.52     128,920.85     6.1111    6.1845      4.71%
          123  2/25/2016      31,976,701.71     126,146.75     6.1187    6.1919      4.73%
          124  3/25/2016      31,114,555.49     133,962.71     6.1259    6.1985      5.17%
          125  4/25/2016      30,275,451.45     121,007.62     6.1320    6.2053      4.80%
          126  5/25/2016      29,458,710.83     123,113.83     6.1395    6.2125      5.02%
          127  6/25/2016      28,663,738.99     115,711.74     6.1458    6.2186      4.84%
          128  7/25/2016      27,889,956.26     117,601.10     6.1527    6.2252      5.06%
          129  8/25/2016      27,136,799.52     110,704.10     6.1587    6.2309      4.90%
          130  9/25/2016      26,403,743.14     108,586.31     6.1653    6.2372      4.94%
          131 10/25/2016      25,690,287.81     110,309.57     6.1714    6.2431      5.15%
          132 11/25/2016      24,995,859.98     103,911.48     6.1770    6.2473      4.99%
          133 12/25/2016      24,319,953.21     105,495.98     6.1830    6.2530      5.21%
          134  1/25/2017      23,662,074.73      99,477.29     6.1882    6.2578      5.04%
          135  2/25/2017      23,021,745.41      97,435.89     6.1939    6.2631      5.08%
          136  3/25/2017      22,398,515.23     106,025.23     6.1991    6.2674      5.68%
          137  4/25/2017      21,791,952.62      93,623.11     6.2027    6.2720      5.16%
          138  5/25/2017      21,201,578.92      94,919.52     6.2084    6.2773      5.37%
          139  6/25/2017      20,626,963.98      89,787.42     6.2126    6.2809      5.22%
          140  7/25/2017      20,067,688.45      90,982.06     6.2173    6.2851      5.44%
          141  8/25/2017      19,523,344.82      86,228.74     6.2210    6.2883      5.30%
          142  9/25/2017      18,993,547.39      84,649.05     6.2252    6.2921      5.35%
          143 10/25/2017      18,477,926.49      85,705.64     6.2289    6.2954      5.57%
          144 11/25/2017      17,976,079.96      81,348.08     6.2319    6.2973      5.43%
          145 12/25/2017      17,487,641.35      82,303.34     6.2354    6.3007      5.65%
          146  1/25/2018      17,012,254.29      78,213.60     6.2381    6.3033      5.52%
          147  2/25/2018      16,549,572.03      76,731.96     6.2414    6.3066      5.56%
          148  3/25/2018      16,099,264.18      82,188.18     6.2444    6.3091      6.13%
          149  4/25/2018      15,661,011.70      73,935.30     6.2460    6.3119      5.67%
          150  5/25/2018      15,234,479.12      74,652.79     6.2499    6.3157      5.88%
          151  6/25/2018      14,819,355.25      71,191.30     6.2523    6.3180      5.76%
          152  7/25/2018      14,415,336.72      71,832.59     6.2554    6.3210      5.98%
          153  8/25/2018      14,022,128.54      68,627.65     6.2576    6.3231      5.87%
          154  9/25/2018      13,639,448.98      67,458.36     6.2606    6.3259      5.93%
          155 10/25/2018      13,267,027.17      67,995.26     6.2631    6.3283      6.15%
          156 11/25/2018      12,904,577.43      65,086.87     6.2652    6.3294      6.05%
          157 12/25/2018      12,551,834.48      65,548.67     6.2679    6.3320      6.27%
          158  1/25/2019      12,208,540.31      62,840.65     6.2698    6.3338      6.18%
          159  2/25/2019      11,874,443.81      61,781.42     6.2724    6.3362      6.24%
          160  3/25/2019      11,549,304.39      65,014.32     6.2746    6.3378      6.76%
          161  4/25/2019      11,232,889.06      59,773.11     6.2754    6.3397      6.39%
          162  5/25/2019      10,924,957.86      60,072.46     6.2785    6.3426      6.60%
          163  6/25/2019      10,625,285.43      57,823.93     6.2800    6.3439      6.53%
          164  7/25/2019      10,333,652.06      58,067.95     6.2822    6.3459      6.74%
          165  8/25/2019      10,049,844.06      55,999.30     6.2835    6.3470      6.69%
          166  9/25/2019       9,773,656.11      55,153.03     6.2855    6.3488      6.77%
          167 10/25/2019       9,504,890.03      55,322.01     6.2870    6.3501      6.98%
          168 11/25/2019       9,243,341.96      53,477.85     6.2881    6.3504      6.94%
          169 12/25/2019       8,988,819.77      53,592.38     6.2898    6.3519      7.15%
          170  1/25/2020       8,741,136.64      51,893.53     6.2906    6.3524      7.12%
          171  2/25/2020       8,500,110.65      51,140.39     6.2921    6.3537      7.22%
          172  3/25/2020       8,265,566.28      51,977.05     6.2931    6.3540      7.55%
          173  4/25/2020       8,037,332.58      49,704.75     6.2931    6.3545      7.42%
          174  5/25/2020       7,815,239.01      49,699.84     6.2947    6.3557      7.63%
          175  6/25/2020       7,599,122.33      48,332.64     6.2949    6.3557      7.63%
          176  7/25/2020       7,243,001.89      47,903.49     6.2958    6.3562      7.94%
          177  8/25/2020       6,957,046.62      46,484.11     6.2958    6.3559      8.02%
          178  9/25/2020       6,748,025.17      45,843.86     6.2964    6.3562      8.15%
          179 10/25/2020       6,544,753.24      45,664.85     6.2965    6.3561      8.37%
          180 11/25/2020       6,357,336.71      44,635.19     6.2960    6.3547      8.43%
          181 12/25/2020       6,180,252.80      44,456.61     6.2962    6.3549      8.63%
          182  1/25/2021       6,007,983.52      43,542.65     6.2956    6.3543      8.70%
          183  2/25/2021       5,840,390.84      43,017.74     6.2958    6.3545      8.84%
          184  3/25/2021       5,677,340.84      43,340.72     6.2956    6.3540      9.16%
          185  4/25/2021       5,518,711.34      42,011.51     6.2943    6.3538      9.14%
          186  5/25/2021       5,364,384.99      41,748.03     6.2953    6.3548      9.34%
          187  6/25/2021       5,214,246.79      41,063.65     6.2947    6.3542      9.45%
          188  7/25/2021       5,068,184.68      40,770.36     6.2949    6.3544      9.65%
          189  8/25/2021       4,926,089.59      40,168.77     6.2944    6.3539      9.79%
          190  9/25/2021       4,787,855.26      39,740.35     6.2946    6.3541      9.96%
          191 10/25/2021       4,653,378.47      39,404.24     6.2944    6.3539     10.16%
          192 11/25/2021       4,522,558.59      38,919.18     6.2939    6.3526     10.33%
          193 12/25/2021       4,395,297.61      38,555.93     6.2941    6.3528     10.53%
          194  1/25/2022       4,271,500.25     126,535.33     6.2935    6.3522     35.55%
          195  2/25/2022       4,151,073.72     154,386.65     6.2937    6.3524     44.63%
          196  3/25/2022       4,033,927.55     150,127.25     6.2936    6.3518     44.66%
          197  4/25/2022       3,919,973.29     145,985.05     6.2922    6.3515     44.69%
          198  5/25/2022       3,809,126.04     141,955.04     6.2932    6.3525     44.72%
          199  6/25/2022       3,701,302.62     138,033.88     6.2926    6.3519     44.75%
          200  7/25/2022       3,596,421.91     134,218.77     6.2928    6.3520     44.78%
          201  8/25/2022       3,494,405.02     130,506.41     6.2921    6.3513     44.82%
          202  9/25/2022       3,395,174.98     126,894.59     6.2923    6.3515     44.85%
          203 10/25/2022       3,298,657.06     123,380.71     6.2920    6.3511     44.88%
          204 11/25/2022       3,204,778.55     119,961.71     6.2914    6.3496     44.92%
          205 12/25/2022       3,113,468.53     116,635.37     6.2915    6.3497     44.95%
          206  1/25/2023       3,024,658.07     113,399.11     6.2908    6.3489     44.99%
          207  2/25/2023       2,938,280.04     110,249.90     6.2908    6.3489     45.03%
          208  3/25/2023       2,854,268.90     107,184.24     6.2905    6.3481     45.06%
          209  4/25/2023       2,772,560.47     104,203.85     6.2890    6.3476     45.10%
          210  5/25/2023       2,693,093.60     101,304.49     6.2897    6.3484     45.14%
          211  6/25/2023       2,615,808.12      98,483.73     6.2889    6.3475     45.18%
          212  7/25/2023       2,540,645.36      95,739.57     6.2889    6.3473     45.22%
          213  8/25/2023       2,467,548.23      93,069.28     6.2880    6.3463     45.26%
          214  9/25/2023       2,396,460.96      90,470.92     6.2879    6.3461     45.30%
          215 10/25/2023       2,327,329.28      87,944.18     6.2873    6.3454     45.35%
          216 11/25/2023       2,260,100.90      85,485.98     6.2863    6.3439     45.39%
          217 12/25/2023       2,194,724.55      83,094.70     6.2861    6.3436     45.43%
          218  1/25/2024       2,131,150.38      80,768.45     6.2850    6.3424     45.48%
          219  2/25/2024       2,069,329.84      78,504.73     6.2847    6.3420     45.52%
          220  3/25/2024       2,009,215.40      76,300.78     6.2840    6.3407     45.57%
          221  4/25/2024       1,950,760.43      74,159.16     6.2824    6.3397     45.62%
          222  5/25/2024       1,893,921.04      72,075.99     6.2824    6.3395     45.67%
          223  6/25/2024       1,838,653.72      70,049.59     6.2811    6.3381     45.72%
          224  7/25/2024       1,784,916.04      68,078.49     6.2805    6.3374     45.77%
          225  8/25/2024       1,732,666.75      66,160.20     6.2791    6.3358     45.82%
          226  9/25/2024       1,681,865.31      64,292.88     6.2785    6.3349     45.87%
          227 10/25/2024       1,632,472.11      62,478.59     6.2773    6.3336     45.93%
          228 11/25/2024       1,584,449.92      60,713.79     6.2758    6.3311     45.98%
          229 12/25/2024       1,537,761.68      58,997.30     6.2749    6.3301     46.04%
          230  1/25/2025       1,492,371.35      57,327.77     6.2732    6.3281     46.10%
          231  2/25/2025       1,448,243.85      55,702.81     6.2722    6.3269     46.15%
          232  3/25/2025       1,405,344.59      54,120.13     6.2707    6.3249     46.21%
          233  4/25/2025       1,363,639.52      52,583.69     6.2681    6.3231     46.27%
          234  5/25/2025       1,323,097.47      51,089.45     6.2677    6.3224     46.34%
          235  6/25/2025       1,283,687.02      49,636.19     6.2657    6.3201     46.40%
          236  7/25/2025       1,245,377.52      48,222.84     6.2643    6.3185     46.47%
          237  8/25/2025       1,208,139.15      46,777.84     6.2620    6.3160     46.46%
          238  9/25/2025       1,172,011.72      45,366.16     6.2605    6.3142     46.45%
          239 10/25/2025       1,136,969.46      44,062.08     6.2584    6.3120     46.50%
          240 11/25/2025       1,102,918.14      42,793.96     6.2559    6.3087     46.56%
          241 12/25/2025       1,069,830.75      41,565.80     6.2541    6.3069     46.62%
          242  1/25/2026       1,037,676.22      40,376.48     6.2515    6.3044     46.69%
          243  2/25/2026       1,006,424.22      39,218.80     6.2497    6.3027     46.76%
          244  3/25/2026         976,049.78      38,091.02     6.2476    6.3002     46.83%
          245  4/25/2026         946,528.23      36,997.05     6.2444    6.2982     46.90%
          246  5/25/2026         917,837.59      35,933.33     6.2436    6.2975     46.98%
          247  6/25/2026         889,955.30      34,898.99     6.2413    6.2952     47.06%
          248  7/25/2026         862,859.37      33,893.25     6.2397    6.2937     47.14%
          249  8/25/2026         836,528.41      32,914.51     6.2375    6.2915     47.22%
          250  9/25/2026         810,941.24      31,961.77     6.2360    6.2901     47.30%
          251 10/25/2026         786,077.14      31,036.98     6.2341    6.2883     47.38%
          252 11/25/2026         761,917.13      30,137.75     6.2320    6.2855     47.47%
          253 12/25/2026         738,441.99      29,263.46     6.2307    6.2842     47.55%
          254  1/25/2027         715,633.06      28,413.41     6.2286    6.2822     47.64%
          255  2/25/2027         693,472.14      27,586.35     6.2273    6.2810     47.74%
          256  3/25/2027         671,941.27      26,781.19     6.2257    6.2790     47.83%
          257  4/25/2027         651,022.75      25,999.81     6.2230    6.2775     47.92%
          258  5/25/2027         630,700.53      25,240.18     6.2226    6.2772     48.02%
          259  6/25/2027         610,958.31      24,501.68     6.2208    6.2753     48.12%
          260  7/25/2027         591,780.21      23,783.73     6.2197    6.2743     48.23%
          261  8/25/2027         573,150.78      23,085.38     6.2178    6.2725     48.33%
          262  9/25/2027         555,054.81      22,405.97     6.2168    6.2715     48.44%
          263 10/25/2027         537,477.41      21,746.27     6.2154    6.2701     48.55%
          264 11/25/2027         520,404.75      21,104.96     6.2136    6.2681     48.67%
          265 12/25/2027         503,822.97      20,481.57     6.2127    6.2672     48.78%
          266  1/25/2028         487,718.57      19,875.59     6.2110    6.2655     48.90%
          267  2/25/2028         472,078.45      19,286.29     6.2101    6.2647     49.02%
          268  3/25/2028         456,889.68      18,712.94     6.2089    6.2631     49.15%
          269  4/25/2028         442,139.58      18,156.35     6.2069    6.2619     49.28%
          270  5/25/2028         427,816.45      17,615.37     6.2065    6.2615     49.41%
          271  6/25/2028         413,908.52      17,089.57     6.2050    6.2600     49.55%
          272  7/25/2028         400,404.33      16,578.53     6.2042    6.2593     49.69%
          273  8/25/2028         387,292.76      16,081.65     6.2027    6.2578     49.83%
          274  9/25/2028         374,562.84      15,598.47     6.2020    6.2571     49.97%
          275 10/25/2028         362,203.90      15,129.29     6.2009    6.2561     50.12%
          276 11/25/2028         350,205.90      14,673.31     6.1995    6.2539     50.28%
          277 12/25/2028         338,558.83      14,230.20     6.1988    6.2533     50.44%
          278  1/25/2029         327,252.99      13,799.59     6.1974    6.2519     50.60%
          279  2/25/2029         316,278.92      13,380.99     6.1968    6.2513     50.77%
          280  3/25/2029         305,627.32      12,973.93     6.1958    6.2500     50.94%
          281  4/25/2029         295,289.11      12,578.77     6.1937    6.2491     51.12%
          282  5/25/2029         285,255.78      12,194.82     6.1940    6.2493     51.30%
          283  6/25/2029         275,518.87      11,821.75     6.1927    6.2480     51.49%
          284  7/25/2029         266,070.13      11,459.28     6.1921    6.2475     51.68%
          285  8/25/2029         256,901.54      11,107.00     6.1909    6.2462     51.88%
          286  9/25/2029         248,005.23      10,764.62     6.1903    6.2458     52.09%
          287 10/25/2029         239,373.54      10,432.17     6.1895    6.2449     52.30%
          288 11/25/2029         230,999.20      10,109.17     6.1882    6.2429     52.52%
          289 12/25/2029         222,875.00       9,795.40     6.1878    6.2425     52.74%
          290  1/25/2030         214,993.96       9,490.59     6.1866    6.2413     52.97%
          291  2/25/2030         207,349.26       9,194.41     6.1861    6.2408     53.21%
          292  3/25/2030         199,934.24       8,906.55     6.1853    6.2396     53.46%
          293  4/25/2030         192,742.36       8,627.14     6.1834    6.2388     53.71%
          294  5/25/2030         185,767.50       8,355.76     6.1838    6.2392     53.98%
          295  6/25/2030         179,003.55       8,092.17     6.1826    6.2380     54.25%
          296  7/25/2030         172,444.60       7,836.16     6.1822    6.2376     54.53%
          297  8/25/2030         166,084.85       7,587.47     6.1810    6.2365     54.82%
          298  9/25/2030         159,918.69       7,345.89     6.1807    6.2361     55.12%
          299 10/25/2030         153,940.60       7,111.38     6.1799    6.2353     55.43%
          300 11/25/2030         148,145.33       6,883.63     6.1788    6.2334     55.76%
          301 12/25/2030         142,527.73       6,662.48     6.1788    6.2334     56.09%
          302  1/25/2031         137,082.75       6,447.74     6.1788    6.2334     56.44%
          303  2/25/2031         131,805.52       6,239.20     6.1788    6.2334     56.80%
          304  3/25/2031         126,691.25       6,036.68     6.1788    6.2334     57.18%
          305  4/25/2031         121,735.31       5,840.12     6.1788    6.2334     57.57%
          306  5/25/2031         116,933.22       5,649.28     6.1788    6.2334     57.97%
          307  6/25/2031         112,280.62       5,464.01     6.1788    6.2334     58.40%
          308  7/25/2031         107,773.24       5,284.15     6.1788    6.2334     58.84%
          309  8/25/2031         103,406.94       5,109.55     6.1788    6.2334     59.29%
          310  9/25/2031          99,177.70       4,940.07     6.1788    6.2334     59.77%
          311 10/25/2031          95,081.58       4,775.56     6.1788    6.2334     60.27%
          312 11/25/2031          91,114.79       4,615.89     6.1788    6.2334     60.79%
          313 12/25/2031          87,273.62       4,460.92     6.1788    6.2334     61.34%
          314  1/25/2032          83,554.45       4,310.51     6.1788    6.2334     61.91%
          315  2/25/2032          79,953.78       4,164.55     6.1788    6.2334     62.50%
          316  3/25/2032          76,468.21       4,022.91     6.1788    6.2334     63.13%
          317  4/25/2032          73,094.41       3,885.46     6.1788    6.2334     63.79%
          318  5/25/2032          69,829.17       3,752.10     6.1788    6.2334     64.48%
          319  6/25/2032          66,669.34       3,622.70     6.1788    6.2334     65.21%
          320  7/25/2032          63,611.87       3,497.16     6.1788    6.2334     65.97%
          321  8/25/2032          60,653.81       3,375.36     6.1788    6.2334     66.78%
          322  9/25/2032          57,792.26       3,257.21     6.1788    6.2334     67.63%
          323 10/25/2032          55,024.42       3,142.60     6.1788    6.2334     68.54%
          324 11/25/2032          52,347.57       3,031.42     6.1788    6.2334     69.49%
          325 12/25/2032          49,759.04       2,923.60     6.1788    6.2334     70.51%
          326  1/25/2033          47,256.28       2,819.02     6.1788    6.2334     71.58%
          327  2/25/2033          44,836.76       2,717.60     6.1788    6.2334     72.73%
          328  3/25/2033          42,498.04       2,619.25     6.1788    6.2334     73.96%
          329  4/25/2033          40,237.77       2,523.88     6.1788    6.2334     75.27%
          330  5/25/2033          38,053.63       2,431.41     6.1788    6.2334     76.67%
          331  6/25/2033          35,943.39       2,341.75     6.1788    6.2334     78.18%
          332  7/25/2033          33,904.87       2,254.84     6.1788    6.2334     79.81%
          333  8/25/2033          31,935.94       2,170.58     6.1788    6.2334     81.56%
          334  9/25/2033          30,034.55       2,088.91     6.1788    6.2334     83.46%
          335 10/25/2033          28,198.71       2,009.75     6.1788    6.2334     85.53%
          336 11/25/2033          26,426.45       1,933.02     6.1788    6.2334     87.78%
          337 12/25/2033          24,715.90       1,858.67     6.1788    6.2334     90.24%
          338  1/25/2034          23,065.21       1,786.62     6.1788    6.2334     92.95%
          339  2/25/2034          21,472.60       1,716.81     6.1788    6.2334     95.94%
          340  3/25/2034          19,936.33       1,649.17     6.1788    6.2334     99.27%
          341  4/25/2034          18,454.71       1,583.64     6.1788    6.2334    102.97%
          342  5/25/2034          17,026.10       1,520.16     6.1788    6.2334    107.14%
          343  6/25/2034          15,648.90       1,458.67     6.1788    6.2334    111.85%
          344  7/25/2034          14,321.56       1,399.12     6.1788    6.2334    117.23%
          345  8/25/2034          13,042.58       1,341.45     6.1788    6.2334    123.42%
          346  9/25/2034          11,810.49       1,285.61     6.1788    6.2334    130.62%
          347 10/25/2034          10,623.87       1,231.53     6.1788    6.2334    139.11%
          348 11/25/2034           9,481.34       1,179.18     6.1788    6.2334    149.24%
          349 12/25/2034           8,381.54       1,128.50     6.1788    6.2334    161.57%
          350  1/25/2035           7,323.18       1,079.45     6.1788    6.2334    176.88%
          351  2/25/2035           6,304.98       1,031.97     6.1788    6.2334    196.41%
          352  3/25/2035           5,325.72         986.02     6.1788    6.2334    222.17%
          353  4/25/2035           4,384.18         941.56     6.1788    6.2334    257.72%
          354  5/25/2035           3,479.21         898.54     6.1788    6.2334    309.91%
          355  6/25/2035           2,609.68         856.73     6.1788    6.2334    393.95%
          356  7/25/2035           1,774.68         825.17     6.1788    6.2334    557.96%
          357  8/25/2035             964.26         700.35     6.1788    6.2334    871.57%
          358  9/25/2035             271.85         147.76     6.1788    6.2334    652.24%
          359 10/25/2035             126.33          87.02     6.1788    6.2334
          360 11/25/2035              40.36           39.8     6.1788    6.2334
          361 12/25/2035               0.89           0.89     6.1788    6.2334
Total